Exhibit 99.1

            National Atlantic Issues Corrected Business Segment Data



    FREEHOLD, N.J.--(BUSINESS WIRE)--March 1, 2007--National Atlantic Holdings Corporation (Nasdaq: NAHC) today issued a correction to its fourth quarter and year-end 2006 press release dated February 28, 2007 regarding the Company's 2005 premiums by line of business.

    Line of Business Data

    The table below shows our revenues in each of our lines of business for the periods indicated and the year-over-year percentage changes.



             Direct Written Premiums by Line of Business,
                            (in thousands)

                                   For the year ended December 31,

                                --------------------------------------
                                                    Increase/  Change
Direct Written Premiums           2006      2005    (Decrease)    %
------------------------------- --------- --------- ------------------
                                           ($ in thousands)

Private Passenger Automobile    $111,379  $152,482    (41,103) (27.0%)
Homeowners                        29,273    20,926      8,347    39.9%
Commercial Lines                  30,417    24,641      5,776    23.5%
                                --------- --------- ------------------
                                $171,069  $198,049   $(26,980) (13.6%)
                                ========= ========= ==================

-- No adjustment has been made for comparison purposes for the effect of policy annualization which occurred in auto in 2005




               Net Earned Premiums by Line of Business
                            (in thousands)

                                   For the year ended December 31,

                                --------------------------------------
                                                    Increase/  Change
Net Earned Premiums               2006      2005    (Decrease)    %
------------------------------- --------- --------- ------------------
                                           ($ in thousands)

Private Passenger Automobile    $109,855  $135,940   $(26,085) (19.2%)
Homeowners                        21,264    16,066      5,198    32.4%
Commercial Lines                  26,235    20,776      5,459    26.3%
                                --------- --------- ------------------
                                $157,354  $172,782   $(15,428)  (8.9%)
                                ========= ========= ==================

-- No adjustment has been made for comparison purposes for the effect of policy annualization which occurred in auto in 2005




             Direct Written Premiums by Line of Business,
                            (in thousands)


                               For the three months ended December 31,

                               ---------------------------------------
                                                     Increase/  Change
Direct Written Premiums           2006       2005    (Decrease)   %
------------------------------ ------------ -------- -----------------
                                          ($ in thousands)

Private Passenger Automobile       $20,980  $21,948       (968) (4.5%)
Homeowners                           7,714    5,067      2,647   52.3%
Commercial Lines                     6,892    6,073        819   13.5%
                               ------------ -------- -----------------
                                   $35,586  $33,088     $2,498    7.6%
                               ============ ======== =================

-- No adjustment has been made for comparison purposes for the effect of policy annualization which occurred in auto in 2005




               Net Earned Premiums by Line of Business
                            (in thousands)

                               For the three months ended December 31,

                               ---------------------------------------
                                                    Increase/  Change
Net Earned Premiums               2006      2005    (Decrease)    %
------------------------------ ----------- -------- ------------------
                                          ($ in thousands)

Private Passenger Automobile      $26,879  $30,737    $(3,858) (12.6%)
Homeowners                          6,553    4,339      2,214    51.0%
Commercial Lines                    6,930    5,330      1,600    30.1%
                               ----------- -------- ------------------
                                  $40,362  $40,406    $   (44)  (0.1%)
                               =========== ======== ==================

-- No adjustment has been made for comparison purposes for the effect of policy annualization which occurred in auto in 2005


    About NAHC:

    National Atlantic Holdings Corporation (NAHC) and its subsidiaries provide property and casualty insurance and insurance-related services to individuals, families and businesses in the State of New Jersey.

    The Company's flagship insurance product to personal insurance customers is its "High Proformance Policy." This product is designed to attract a broad spectrum of New Jersey residents for their private passenger automobile, homeowners, and personal excess ("umbrella") and specialty property liability coverage.

    For businesses, the Company offers a range of commercial insurance products, including commercial property, commercial general liability, and business auto, as well as claims administrative services to self-insured corporations.

    National Atlantic distributes its products exclusively through independent insurance agents, known as "Partner Agents," who are required to become shareholders in National Atlantic in order to represent the Company as an agent. The Company offers insurance products through its subsidiaries, Proformance Insurance Company and Mayfair Reinsurance Company, and insurance-related services through Riverview Professional Services and the National Atlantic Insurance Agency.



    CONTACT: National Atlantic Holdings Corporation
             Frank J. Prudente, 732-665-1145
             Executive Vice President - Corporate Finance